CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-QSB of Bioaccelerate, Inc. (the "Company") for the three months ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Basil Parker, President and Director of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                               /s/ Basil Parker
                               -----------------------------
                               Basil Parker
                               President and Director
                               April 29, 2004